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LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005

                          LORD ABBETT SERIES FUND, INC.
                            LARGE-CAP CORE PORTFOLIO
                                (CLASS VC SHARES)

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus dated May 1, 2005 for Lord Abbett Series Fund, Inc. - Large-Cap Core Portfolio.

Shareholder account inquiries should be made by directly writing to the Lord Abbett Series Fund, Inc. or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 800-874-3733.

             TABLE OF CONTENTS                                             PAGE
             1.   Fund History                                              2
             2.   Investment Policies                                       2
             3.   Management of the Fund                                   10
             4    Control Persons and Principal Holders of Securities      17
             5.   Investment Advisory and Other Services                   17
             6.   Brokerage Allocations and Other Practices                20
             7.   Classes of Shares                                        21
             8.   Purchases, Redemptions, and Pricing                      21
             9.   Taxation of the Fund                                     23
             10.  Underwriter                                              24
             11.  Performance                                              24
             12.  Financial Statements                                     25
     Appendix A.  Fund Portfolio Information Recipients                    26
     Appendix B.  Corporate Bond Ratings                                   32
     Appendix C.  Proxy Voting Policies and Procedures                     33

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                                       1.
                                  FUND HISTORY

Lord Abbett Series Fund, Inc. (the "Company") was incorporated under Maryland law in 1989. The Company has 1,000,000,000 shares of authorized capital stock, $0.001 par value. The Company has eight funds, series, or portfolios (the "Funds"), one of which is described in this SAI: Large-Cap Core Portfolio (the "Fund"). The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). Large-Cap Core Portfolio is a separate class of the Company. The Fund's Prospectus and this SAI offer only Large-Cap Core Portfolio shares, which are also referred to as "Class VC shares."

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the Fund's gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

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Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law;

     (4) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (5) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. The Fund has not completed its first fiscal year as of the date hereof.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Consistent with its investment objective, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper, and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

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DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts
("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. In accordance with the Fund's investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in foreign exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a foreign exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedge, the Fund will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest in foreign securities in accordance with its investment objective and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

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   -  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
   - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although it has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts, or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

   - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
   - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
   - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
   - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.
   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.
   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
   - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although it has no current intention of doing so, the Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal

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to a specified dollar amount -- established by an exchange or board of trade --
times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Fund has not entered into any stock futures contracts and has no present intention to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -  Domestic and foreign securities that are not readily marketable.
   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on the Fund investing more than 5% of its total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

REITs. The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

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Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's total assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants, and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

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REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

   - Obligations of the U.S. Government and its agencies and instrumentalities. Such obligations include Treasury bills, notes, bonds, and certificates of indebtedness, which are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.
   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
   -  Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or their investment strategies, or for similar purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

                             CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE    PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                WITH COMPANY         DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------  -------------------  -----------------------------------  -----------------------
ROBERT S. DOW                Director since       Managing Partner and Chief           N/A
Lord, Abbett & Co. LLC       1995; Chairman       Investment Officer of Lord Abbett
90 Hudson Street             since 1996           since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

                             CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DATE OF BIRTH                WITH COMPANY         DURING PAST FIVE YEARS               OTHER DIRECTORSHIPS
---------------------------  -------------------  -----------------------------------  -----------------------
E. THAYER BIGELOW            Director since 1994  Managing General Partner, Bigelow    Currently serves as
Bigelow Media, LLC                                Media, LLC (since 2000); Senior      director of Adelphia
118 White Hollow Road                             Adviser, Time Warner Inc. (1998 -    Communications, Inc.,
Shawn, CT                                         2000); Acting Chief Executive        Crane Co., and Huttig
Date of Birth: 10/22/1941                         Officer of Courtroom Television      Building Products Inc.
                                                  Network  (1997 - 1998); President
                                                  and Chief Executive Officer of Time
                                                  Warner Cable Programming, Inc.
                                                  (1991 - 1997).

WILLIAM H.T. BUSH            Director since 1998  Co-founder and Chairman of the       Currently serves as
Bush-O'Donnell & Co., Inc.                        Board of the financial advisory      director of Wellpoint
101 South Hanley Road                             firm of Bush-O'Donnell & Company     Health Networks Inc.

Suite 1250                                        (since 1986).                        (since 2002), and
St. Louis, MO                                                                          Engineered Support
Date of Birth: 7/14/1938                                                               Systems, Inc. (since
                                                                                       2000).

ROBERT B. CALHOUN, JR.       Director since 1998  Managing Director of Monitor         Currently serves as
Monitor Clipper Partners                          Clipper Partners (since 1997) and    director of Avondale,
Two Canal Park                                    President of Clipper Asset           Inc. and Interstate
Cambridge, MA                                     Management Corp. (since 1991), both  Bakeries Corp.
Date of Birth: 10/25/1942                         private equity investment funds.

JULIE A. HILL                Director since 2004  Owner and CEO of the Hillsdale       Currently serves as
1280 Bison                                        Companies, a business consulting     director of Wellpoint
Newport Coast, CA                                 firm (since 1998); Founder,          Health Networks Inc.;
Date of Birth: 7/16/1946                          President and Owner of the           Resources Connection
                                                  Hiram-Hill and Hillsdale             Inc.; and Holcim (US)
                                                  Development Companies (1998 -        Inc. (a subsidiary of
                                                  2000).                               Holcim Ltd.)

FRANKLIN W. HOBBS            Director since 2001  Former Chief Executive Officer of    Currently serves as
One Equity Partners                               Houlihan Lokey Howard & Zukin, an    director of Adolph
320 Park Ave.                                     investment bank (January 2002 -      Coors Company.
New York, NY                                      April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                          Dillon Read (1999 - 2001); Global
                                                  Head of Corporate Finance of SBC
                                                  Warburg Dillon Read (1997 - 1999);
                                                  Chief Executive Officer of Dillon,
                                                  Read & Co. (1994 - 1997).

C. ALAN MACDONALD            Director since 1989  Retired - General Business and       Currently serves as
P.O. Box 4393                                     Governance Consulting (since 1992);  director of H.J. Baker
Greenwich, CT                                     formerly President and CEO of        (since 2003).
Date of Birth: 5/19/1933                          Nestle Foods.

THOMAS J. NEFF               Director since 1989  Chairman of Spencer Stuart (U.S.),   Currently serves as
Spencer Stuart                                    an executive search consulting firm  director of Ace, Ltd.
277 Park Avenue                                   (since 1996); President of Spencer   (since 1997) and Hewitt
New York, NY                                      Stuart (1979-1996).                  Associates, Inc.
Date of Birth: 10/2/1937

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                     CURRENT POSITION      LENGTH OF SERVICE      PRINCIPAL OCCUPATION
(DATE OF BIRTH)              WITH COMPANY          OF CURRENT POSITION    DURING PAST FIVE YEARS
---------------------------  -------------------   --------------------   ---------------------------------------
ROBERT S. DOW                Chief Executive       Elected in 1995        Managing Partner and Chief Investment
(3/8/1945)                   Officer and                                  Officer of Lord Abbett (since 1996).
                             President

SHOLOM DINSKY                Executive Vice        Elected in 2003        Partner and Large Cap Value Investment
(3/24/1944)                  President                                    Manager, joined Lord Abbett in 2000.

ROBERT P. FETCH              Executive Vice        Elected in 2003        Partner and Small-Cap Value Senior
(2/18/1953)                  President                                    Investment Manager, joined Lord Abbett
                                                                          in 1995.

KEVIN P. FERGUSON            Executive Vice        Elected in 2003        Partner and Mid Cap Growth Investment
(10/3/1964)                  President                                    Manager, joined Lord Abbett in 1999;
                                                                          formerly Portfolio Manager/Senior Vice
                                                                          President at Lynch & Mayer, Inc.

KENNETH G. FULLER            Executive Vice        Elected in 2003        Investment Manager - Large Cap Value,
(4/22/1945)                  President                                    joined Lord Abbett in 2002; formerly
                                                                          Portfolio Manager and Senior Vice
                                                                          President at Pioneer Investment
                                                                          Management, Inc.

HOWARD E. HANSEN             Executive Vice        Elected in 1999        Partner and Investment Manager, joined
(10/13/1961)                 President                                    Lord Abbett in 1995.

W. THOMAS HUDSON, JR.        Executive Vice        Elected in 1993        Partner and Investment Manager, joined
(12/16/1941)                 President                                    Lord Abbett in 1982.

ROBERT G. MORRIS             Executive Vice        Elected in 1995        Partner and Director of Equity
(11/6/1944)                  President                                    Investments, joined Lord Abbett in
                                                                          1991.

ELI M. SALZMANN              Executive Vice        Elected in 1999        Partner and Director of Institutional
(3/24/1964)                  President                                    Equity Investments, joined Lord Abbett
                                                                          in 1997.

CHRISTOPHER J. TOWLE         Executive Vice        Elected in 1999        Partner and Investment Manager, joined
(10/12/1957)                 President                                    Lord Abbett in 1987.

EDWARD K. VON DER LINDE      Executive Vice        Elected in 1999        Partner and Investment Manager, joined
(6/12/1960)                  President                                    Lord Abbett in 1988.

TRACIE E. AHERN              Vice President        Elected in 1999        Partner and Director of Portfolio
(1/12/1968)                                                               Accounting and Operations, joined Lord
                                                                          Abbett in 1999.

EILEEN K. BANKO              Vice President        Elected in 1999        Equity Analyst, joined Lord Abbett in
(11/3/1967)                                                               1990.

JAMES BERNAICHE              Chief Compliance      Elected in 2004        Chief Compliance Officer, joined Lord
(7/28/1956)                  Officer                                      Abbett in 2001; formerly Chief
                                                                          Compliance Officer with Credit Suisse
                                                                          Asset Management.

JOAN A. BINSTOCK             Chief Financial       Elected in 1999        Partner and Chief Operations Officer,
(3/4/1954)                   Officer and Vice                             joined Lord Abbett in 1999.
                             President

ZANE E. BROWN                Vice President        Elected in 1996        Partner and Director of Fixed Income
(12/09/1951)                                                              Management, joined Lord Abbett in 1992.

DAVID G. BUILDER             Vice President        Elected in 1999        Equity Analyst, joined Lord Abbett in
(1/4/1954)                                                                1998.

DANIEL E. CARPER             Vice President        Elected in 1990        Partner, joined Lord Abbett in 1979.
(1/22/1952)

DANIEL H. FRASCARELLI        Vice President        Elected in 2003        Partner and Investment Manager, joined
(3/11/1954)                                                               Lord Abbett in 1990.

MICHAEL S. GOLDSTEIN         Vice President        Elected in 1999        Partner and Fixed Income Investment
(10/29/1968)                                                              Manager, joined Lord Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.  Vice President        Elected in 2003        Partner and Research Analyst, joined
(9/7/1963)                                                                Lord Abbett in 1998.

PAUL A. HILSTAD              Vice President and    Elected in  1995       Partner and General Counsel, joined
(12/13/1942)                 Secretary                                    Lord Abbett in 1995.

ELLEN G. ITSKOVITZ           Vice President        Elected in 2001        Partner and Senior Research Analyst,
(10/30/1957)                                                              joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN           Vice President and    Elected in 1997        Partner and Deputy General Counsel,
(1/16/1957)                  Assistant Secretary                          joined Lord Abbett in 1997.

MAREN LINDSTROM              Vice President        Elected in 2001        Partner and Fixed Income Investment
(9/17/1962)                                                               Manager, joined Lord Abbett in 2000.

A. EDWARD OBERHAUS, III      Vice President        Elected in 1998        Partner and Manager of Equity Trading,
(12/21/1959)                                                              joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS         Vice President and    Elected in 2001        Assistant General Counsel, joined Lord
(11/12/1957)                 Assistant Secretary                          Abbett in 1999; formerly Assistant
                                                                          General Counsel of Prudential
                                                                          Investments (1998 - 1999); prior
                                                                          thereto Counsel of Drinker, Biddle &
                                                                          Reath LLP, a law firm.

BERNARD J. GRZELAK           Treasurer             Elected in 2003        Director of Fund Administration, joined
(6/12/1971)                                                               Lord Abbett in 2003, formerly Vice
                                                                          President, Lazard Asset Management
                                                                          LLC (2000-2003), prior thereto Manager
                                                                          of Deloitte & Touche LLP.

COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent public accounting firm and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met six times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

LARGE-CAP CORE PORTFOLIO

At a meeting on March 10, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the management agreement between the Large-Cap Core Portfolio and Lord Abbett. The Board received materials relating to the management agreement before the meeting and members had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board included, but were not limited to information on the effective management fee rates and expense ratios for funds with similar objectives and similar size and information regarding the personnel and other resources devoted by Lord Abbett to managing the Portfolio.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services proposed to be provided by Lord Abbett to the Portfolio, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel proposed to be providing investment management services to the Portfolio, in light of the Portfolio's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services proposed to be performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Portfolio's transfer agent and custodian.

EXPENSES. The Board considered the proposed expense ratios of the Portfolio and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders.

PROFITABILITY. The Board noted that it had considered Lord Abbett's overall profitability at its meetings in December, 2004.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees proposed to be paid by the Portfolio and the Portfolio's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Portfolio.

In considering whether to approve the the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Portfolio and its shareholders and voted unanimously to approve the management agreement.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors of the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for outside directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                      (2)                         (3)
                         FOR FISCAL YEAR ENDED       FOR YEAR ENDED DECEMBER 31, 2004
                         DECEMBER 31, 2004           TOTAL COMPENSATION PAID BY THE
                         AGGREGATE COMPENSATION      COMPANY AND THIRTEEN OTHER
NAME OF DIRECTOR         ACCRUED BY THE COMPANY(1)   LORD ABBETT-SPONSORED FUNDS(2)
----------------         -------------------------   --------------------------------
E. Thayer Bigelow        $ 4,248                     $ 127,364
William H. T. Bush       $ 4,207                     $ 126,320
Robert B. Calhoun, Jr.   $ 4,312                     $ 127,000
Julie A. Hill*           $ 3,753                     $ 111,417
Franklin W. Hobbs        $ 4,032                     $ 118,500
C. Alan MacDonald        $ 4,377                     $ 131,320
Thomas J. Neff           $ 3,967                     $ 117,001

----------
*  Elected effective February 1, 2004.

     (1). Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by a Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $845, $1,294, $4,312, $2,202, $4,032, $845, and $3,967, respectively.

     (2). The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2004. The amounts shown include deferred compensation to the Directors that may be deemed indirectly invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                                   AGGREGATED DOLLAR RANGE
                         DOLLAR RANGE OF EQUITY    OF EQUITY SECURITIES IN
NAME OF  TRUSTEE         SECURITIES IN THE FUND  LORD ABBETT-SPONSORED FUNDS
-----------------------  ----------------------  ---------------------------
Robert S. Dow                     None                  Over $100,000
E. Thayer Bigelow                 None                  Over $100,000

William H. T. Bush                None                  Over $100,000
Robert B. Calhoun, Jr.            None                  Over $100,000
Julie A. Hill*                    None               $50,001 - $100,000
Franklin W. Hobbs                 None                  Over $100,000
C. Alan MacDonald                 None                  Over $100,000
Thomas J. Neff                    None                  Over $100,000

----------
*  Elected effective February 1, 2004.

CODE OF ETHICS

The directors, trustees, and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics, which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Fund has delegated proxy voting responsibilities to the Fund's investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix C. In addition, the Fund will be required to file Form N-PX, with its complete proxy voting records for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2005, for the twelve months ended June 30, 2005. Once filed, the Fund Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that the Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 13, 2005, the Fund's Officers and Directors, as a group, owned less than 1% of the Fund's outstanding shares. No shares of the Fund were issued as of this date.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectuses, Lord Abbett is the Fund's investment adviser. The following partners of Lord Abbett, are also officers of the Company: Tracie E. Ahern, Joan A. Binstock, Zane E. Brown, Daniel E. Carper, Sholom Dinsky, Robert P. Fetch, Michael S. Goldstein, Paul A. Hilstad, Ellen G. Itskovitz,Lawrence H. Kaplan, Maren Lindstrom, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann, Christopher J. Towle, and Edward K. von der Linde. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Company. The other partners of Lord Abbett are: Michael Brooks, Patrick Browne, John J. DiChiaro, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Richard Larsen, Gerald Lanzotti, Robert A. Lee, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rates for the Fund is as follows:

     .70 of 1% for the first $1 billion of average daily net assets

     .65 of 1% of the next $1 billion, and

     .60 of 1% of the assets over $2 billion.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

For the fiscal year ending December 31, 2005, and through March 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the expenses of the Fund to the extent necessary to maintain the Fund's "Other Expenses" (as indicated in the fee table in the Fund's prospectus) at an annualized rate of ..40 of 1% of its average daily net assets.

INVESTMENT MANAGERS

Robert G. Morris and Paul J. Volovich head the Large-Cap Core Portfolio team and are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for the Portfolio as of December 31, 2004: (1) the number of other accounts managed by each investment manager who is primarily and jointly responsible for the day-to-day management of the Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                           OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                          ----------------------------------------------------------
                                          REGISTERED           OTHER POOLED
                                          INVESTMENT           INVESTMENT
FUND                NAME                  COMPANIES            VEHICLES           OTHER ACCOUNTS
--------------      ----------------      -----------          ------------       ------------------
Large-Cap
Core Portfolio      Robert G. Morris      3 / $1,093.1         0 / $0             0 / $0
                    Paul J. Volovich      0 / $0               0 / $0             0 / $0

* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS. Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among funds with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for the Portfolio the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Portfolio, as of December 31, 2004. Given that the Portfolio commenced operations on May 1st, 2005 there has not yet been activity. The fiscal year end will be December 31. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                              DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                        $1-     $10,001-  $50,001-  $100,001-  $500,001-      OVER
FUND        NAME                NONE   $10,000   $50,000  $100,000  $500,000   $1,000,000  $1,000,000
---------   ----------------    ----   -------  --------  --------  ---------  ----------  ----------
Large-Cap
Core
Portfolio   Robert G. Morris     X
            Paul J. Volovich     X

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

                                       7.
                                CLASSES OF SHARES

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the each Fund's outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors of the Company.

                                       8.
                             PURCHASES, REDEMPTIONS,
                                   AND PRICING

Information concerning how we value Fund shares is contained in the Prospectuses under "Purchases" and "Redemptions." The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board as described in the Prospectus.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor have authorized one or more agents to receive on their behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at the Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REVENUE SHARING AND OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES. As described in the Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in their sole discretion, at their own expense and without cost to the Fund or investors, may make payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor made revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

   A.G. Edwards & Sons, Inc.
   Advest, Inc.
   B.C. Ziegler and Company
   Bodell Overcash Anderson & Co., Inc.
   Cadaret, Grant & Co., Inc.
   Edward D. Jones & Co.
   Family Investors Company
   James I. Black & Co.
   Legg Mason Wood Walker, Inc.
   McDonald Investments Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
     (and/or certain of its affiliates)
   Piper Jaffrey & Co.
   Protective Life Insurance Company
   Prudential Investment Management Services LLC
   RBC Dain Rauscher
   Raymond James & Associates, Inc.
   Raymond James Financial Services, Inc.
   Citigroup Global Markets, Inc.
   Sun Life Assurance Company of Canada
   UBS Financial Services Inc.
   Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $1.98 billion in revenue in fiscal 2003. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the most recent twelve months, Hewitt Associates LLC received recordkeeping payments totaling less than $100,000 from all of the Lord Abbett-sponsored Funds in the aggregate.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax. The Fund contemplates declaring as dividends substantially all of its net investment income.

TAX TREATMENT OF VARIABLE CONTRACTS.

For Variable Contracts to receive favorable tax treatment, certain diversification requirements must be satisfied. To determine whether the diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may look through to the assets of a regulated investment company in which it owns shares if, among other requirements, all the shares of the regulated investment company are held by segregated asset accounts of insurance companies. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified. This "look through" treatment typically increases the diversification of the portfolio, since a portion of the assets underlying the interest are considered to be held by the segregated asset account. Because the Fund expects that this look-through rule will apply in determining whether the diversification requirements are satisfied with respect to the variable contracts of insurance companies that own shares in the Fund, the Fund intends to comply with these requirements.

The diversification requirements can be satisfied in two ways. First, the requirements will be satisfied if the Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of this diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. Alternatively, the diversification requirements will be satisfied with respect to Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Fund's total assets consists of cash, cash items (including receivables), U.S. government securities, and securities of other regulated investment companies, and (ii) each Fund satisfies separate diversification requirements applicable to all regulated investment companies. To satisfy these latter requirements, the Fund at the end of each quarter of its taxable year must invest (i) at least 50 percent of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally in respect of any one issuer to not more than 5 percent of the value of the total assets of the Fund and not more than 10 percent of the outstanding voting securities of the issuer, and (ii) not more than 25 percent of the value of its total assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.

The Fund will be considered to be in compliance with the diversification requirements if adequately diversified on the last day of each calendar quarter. A Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy in value of its assets and diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable to the acquisition.

If both the Fund and a separate account investing in the Fund are not adequately diversified at the required time, a Variable Contract based on the separate account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income on the Variable Contract will be subject to current federal taxation at ordinary income rates. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods. For these purposes, income on the Variable Contract means, with respect to any taxable year of the policyholder, the excess of the sum of (1) the increase in the net surrender value of the contract during the taxable year; and (2) the cost of life insurance or annuity protection provided under the contract during the taxable year, over the premiums paid under the contact during the taxable year.

The Treasury Department may issue future regulations or rulings or seek legislative changes addressing the circumstances in which a Variable Contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any regulations, rulings, or legislative change.

In the event that there is a legislative change or rulings or regulations are issued, there can be no assurance that the Fund will be able to operate as currently described, or that the Trust will not have to change the Fund's investment objective or investment policies. While theFund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Funds may be modified as necessary to prevent any such prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of the Fund.

For a discussion of the tax consequences to owners of Variable Contracts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax adviser regarding the tax consequence of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return for Class VC shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

Yield quotations for a fixed income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

Not applicable.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:

                                                                             PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                 (ITEM #2)*
ABN-AMRO Asset Management                                                            Monthly
ADP Retirement Services                                                              Monthly
AG Edwards                                                                           Monthly
AIG SunAmerica                                                                       Monthly
Allstate Life Insurance Company                                                      Monthly
Alpha Investment Consulting Group LLC                                                Monthly
American Express Retirement Services                                                 Monthly
American United Life Insurance Company                                               Monthly
AMG Data Services                                                                    Monthly
Amivest Capital Management                                                           Monthly
Amvescap Retirement                                                                  Monthly
AON Consulting                                                                       Monthly
Arnerich Massena & Associates, Inc.                      Monthly                     Monthly
Asset Performance Partners                               Monthly                     Monthly
Asset Strategies Portfolio Services, Inc.                                            Monthly
AXA Financial, Inc.                                                                  Monthly
Bank of America Corporation                                                          Monthly
Bank of New York                                         Monthly                     Monthly
Bank of Oklahoma                                                                     Monthly
Bank One                                                                             Monthly
Becker, Burke Associates                                 Monthly                     Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellwether Consulting                                                                Monthly
Berthel Schutter                                         Monthly                     Monthly
Bloomberg L.P. (fixed income trading system)              Daily
Brown Brothers Harriman                                                              Monthly
Buck Consultants, Inc.                                                               Monthly
Callan Associates, Inc.                                  Monthly                     Monthly
Cambridge Associates LLC                                 Monthly                     Monthly
Cambridge Financial Services                                                         Monthly
Ceridian                                                                             Monthly
Charles Schwab & Co                                                                  Monthly
Chicago Trust Company                                                                Monthly
CIBC Oppenheimer                                                                     Monthly
Citigroup                                                 Daily
CitiStreet Retirement Services                                                       Monthly
Clark Consulting                                                                     Monthly
Columbia Funds                                                                       Monthly

                                                                             PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                 (ITEM #2)*
Columbia Management Group                                                            Monthly
Columbia Trust Company                                                               Monthly
Concord Advisory Group Ltd.                              Monthly                     Monthly
Consulting Services Group, LP                                                        Monthly
Copic Financial                                                                      Monthly
CPI Qualified Plan Consultants                                                       Monthly
CRA Rogers Casey                                                                     Monthly
Curcio Webb                                              Monthly                     Monthly
D.A. Davidson                                                                        Monthly
Dahab Assoc.                                                                         Monthly
Daily Access                                                                         Monthly
Defined Contribution Advisors, Inc.                                                  Monthly
Delaware Investment Advisors                                                         Monthly
Deliotte & Touche LLP (Funds' independent                Annually                    Annually
auditors)
DeMarche Associates, Inc.                                Monthly                     Monthly
DiMeo Schneider & Associates                                                         Monthly
Disabato Associates, Inc.                                                            Monthly
Diversified Investment Advisors, Inc.                                                Monthly
EAI                                                                                  Monthly
Edward Jones & Co.                                                                   Monthly
Ennis, Knupp & Associates                                                            Monthly
Factset Research Systems Inc. (quantitative               Daily
analytics for Funds)
Federated Investments                                                                Monthly
Fidelity Capital Technology, Inc. (corporate              Daily
action tracking)
Fidelity Investments                                                                 Monthly
Fifth Third Bank                                                                     Monthly
First Mercantile Trust Co.                                                           Monthly
FleetBoston Financial Corp.                                                          Monthly
Franklin Templeton                                                                   Monthly
Freedom One Financial Group                              Monthly
Freedom One Investment Advisors                                                      Monthly
Frost Bank                                                                           Monthly
Fuji Investment Management Co., Ltd.                                                 Monthly
Fund Evaluation Group, Inc.                              Monthly                     Monthly
Goldman Sachs                                                                        Monthly
Great-West Life and Annuity Insuance Company                                         Monthly
Greenwich Associates                                                                 Monthly
Hartford Life Insurance Company                                                      Monthly
Hartland & Co.                                           Monthly                     Monthly
Hewitt Associates, LLC                                   Monthly                     Monthly
Hewitt Investment Group                                  Monthly                     Monthly

                                                                             PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                 (ITEM #2)*
Highland Consulting Associates, Inc.                                                 Monthly
Holbien Associates, Inc.                                                             Monthly
Horace Mann Life Insurance Company                                                   Monthly
HSBC Bank USA N.A.                                                                   Monthly
ICMA Retirement Corp.                                                                Monthly
ING                                                                                  Monthly
Institutional Shareholder Services, Inc.                  Daily
(proxy voting administrator)
Interactive Data Corporation (pricing vendor)             Daily
Intuit                                                                               Monthly
INVESCO Retirement Services                                                          Monthly
Invesmart                                                                            Monthly
Investment Consulting Services, LLC                                                  Monthly
Inviva                                                                               Monthly
Jefferson National Life Insurance Company                                            Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                     Monthly
JP Morgan Consulting                                                                 Monthly
JP Morgan Fleming Asset Management                                                   Monthly
JP Morgan Investment Management                                                      Monthly
Kirkpatrick & Lockhart LLP (Counsel to Lord,                                         Monthly
Abbett & Co. LLC)
Legacy Strategic Asset Mgmt. Co.                                                     Monthly
Legg Mason                                                                           Monthly
Lincoln Financial                                                                    Monthly
Lipper Inc., a Reuters Company                           Monthly
LPL Financial Services                                                               Monthly
Manulife Financial / John Hancock Financial              Monthly                     Monthly
Services
Marco Consulting Group                                                               Monthly
Marquette Associates, Inc.                               Monthly                     Monthly
MassMutual Financial Group                                                           Monthly
McDonald                                                                             Monthly
Meketa Investment Group                                                              Monthly
Mellon Employee Benefit Solutions                                                    Monthly
Mellon Human Resources & Investor Solutions                                          Monthly
Mercer HR Services                                                                   Monthly
Mercer Investment Consulting                                                         Monthly
Merrill Lynch                                                                        Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                              Monthly
MetLife Investors                                                                    Monthly
MFS Retirement Services, Inc.                                                        Monthly
MFS/Sun Life Financial Distributors, Inc.                                            Monthly
(MFSLF)

                                                                             PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                 (ITEM #2)*
Midland National Life                                                                Monthly
Milliman & Robertson Inc.                                                            Monthly
Minnesota Life Insurance Company                                                     Monthly
Monroe Vos Consulting Group, Inc.                                                    Monthly
Morgan Keegan                                                                        Monthly
Morgan Stanley Dean Witter                                                           Monthly
MorganStanley                                                                        Monthly
Morningstar Associates, Inc. / Morningstar,     Monthly (with 1 month lag)           Monthly
Inc.
National City Bank                                                                   Monthly
Nationwide Financial                                                                 Monthly
NCCI Holdings, Inc.                                                                  Monthly
New England Pension Consultants                          Monthly                     Monthly
Newkirk Products, Inc.                                   Monthly
New York Life Investment Management                                                  Monthly
Nordstrom Pension Consulting (NPC)                                                   Monthly
NY Life Insurance Company                                                            Monthly
Oxford Associates                                                                    Monthly
Palmer & Cay Investment Services                                                     Monthly
Paul L. Nelson & Associates                                                          Monthly
Peirce Park Group                                                                    Monthly
Pension Consultants, Inc.                                                            Monthly
PFE Group                                                                            Monthly
PFM Group                                                                            Monthly
PFPC, Inc.                                                                           Monthly
Phoenix Life Insurance Company                                                       Monthly
Piper Jaffray                                                                        Monthly
PNC Advisors                                                                         Monthly
Portfolio Evaluations, Inc.                                                          Monthly
Prime, Buchholz & Associates, Inc.                                                   Monthly
Princeton Financial Systems, Inc. (portfolio              Daily
administration system)
Protective Life Corporation                                                          Monthly
Prudential Financial                                                                 Monthly
Prudential Insurance Company of America                                              Monthly
Prudential Securities, Inc.                                                          Monthly
Putnam Fiduciary Trust Company                           Monthly
Putnam Investments                                                                   Monthly
R.V. Kuhns & Associates, Inc.                                                        Monthly
Raymond James Financial, Inc.                                                        Monthly
RBC Dain Rauscher                                                                    Monthly
Reuters America, Inc.                                     Daily
Rocaton Investment Advisors, LLC                                                     Monthly
Ron Blue & Co.                                                                       Monthly

                                                                             PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                 (ITEM #2)*
Roszel Advisors, LLC (MLIG)                                                          Monthly
Schwab Corporate Services                                Monthly
Scudder Investments                                                                  Monthly
Segal Advisors                                                                       Monthly
SEI Investment                                                                       Monthly
SG Constellation, LLC                                    Monthly
Shields Associates                                                                   Monthly
Smith Barney                                                                         Monthly
Spagnola-Cosack, Inc.                                                                Monthly
Standard & Poor's                                         Daily                      Monthly
Stanton Group                                                                        Monthly
State Street Bank and Trust Company (Funds'               Daily
custodian and accounting agent)
Stearne, Agee & Leach                                                                Monthly
Stephen's, Inc.                                                                      Monthly
Stifel Nicolaus                                                                      Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Insight                                        Monthly
Strategic Investment Solutions                                                       Monthly
Stratford Advisory Group, Inc.                           Monthly                     Monthly
Summit Strategies Group                                                              Monthly
T. Rowe Price Associates, Inc.                                                       Monthly
TD Asset Management                                                                  Monthly
The 401k Company                                                                     Monthly
The Carmack Group, Inc.                                                              Monthly
The MacGregor Group, Inc. (equity trading                 Daily
system)
The Managers Fund                                                                    Monthly
The Manufacturers Life Ins. Co.                          Monthly
The Vanguard Group                                                                   Monthly
Thomson Financial Research (past performance             Monthly
hypotheticals)
Towers Perrin                                                                        Monthly
Transamerica Retirement Services                                                     Monthly
Travelers Life and Annuity Company                                                   Monthly
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group                                                          Monthly
UMB Bank                                                                             Monthly
Union Bank of California                                                             Monthly
US Bank                                                                              Monthly
USI Retirement                                                                       Monthly
Valic                                                                                Monthly
Victory Capital Management                                                           Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia Bank                                                                        Monthly

                                                                             PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                 (ITEM #2)*
Wall Street Source                                       Daily
Watson Wyatt Worldwide                                                               Monthly
Welch Hornsby & Welch                                                                Monthly
Wells Fargo                                                                          Monthly
William M. Mercer Consulting Inc.                                                    Monthly
Wilmer Cutler Pickering Hale and Dorr LLP                                            Monthly
(Counsel to the Independent Board of
Directors/ Trustees)

*This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                   APPENDIX C

                                                               DECEMBER 31, 2004

                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

     -  No dead-hand or no-hand pills.

     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.